VOYA MUTUAL FUNDS

Voya Global Corporate Leaders® 100 Fund

(the “Fund”)

Supplement dated January 29, 2020

to the Fund’s Class A, Class I, and Class T shares Prospectus,

Summary Prospectus and related Statement of Additional Information each dated February 28, 2019

On January 24, 2020, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about March 13, 2020. The Fund is closed to new investment effective January 29, 2020. Any contingent deferred sales charge that would be applicable on a redemption of the Fund’s shares shall be waived from January 29, 2020 to the date of liquidation. You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN SUPPLEMENT FOR FUTURE REFERENCE